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EXHIBIT 10.2

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT


                                                               December 23, 2005


To Each of the Purchasers Named
on the Signature Pages Hereof


Ladies and Gentlemen:


                  On the date hereof, Levine Leichtman Capital Partners II, L.P., a California limited partnership ("Seller"), sold to the Purchasers (as defined herein) upon the terms set forth in the Stock Purchase Agreement (as defined herein) shares of the common stock, par value $0.01 per share (the "Securities"), of Overhill Farms, Inc., a Nevada corporation (the "Company"). As an inducement to the Purchasers to enter into the Stock Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with each Purchaser for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

                  1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Stock Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

                  "AFFILIATE" of any specified person means any other person, which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in Los Angeles, California are authorized or obligated by law or executive order to close.

                  "CLOSING DATE" means the date of consummation of the transactions contemplated by the Stock Purchase Agreement.

                  "COMMISSION" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

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                  "COMMON STOCK" means the Company's common stock, par value
$0.01 per share.

                  "EFFECTIVENESS DEADLINE DATE" means the earlier of (a) the 90th calendar day following the Closing Date; PROVIDED, that, if the Commission reviews and has comments to the filed Shelf Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Deadline Date under this clause (a) shall be the 120th calendar day following the Closing Date, and (b) the fifth trading day following the date on which the Company is notified by the Commission that the initial Shelf Registration Statement will not be reviewed or is no longer subject to further review and comments.

                  "EFFECTIVENESS PERIOD" has the meaning assigned thereto in
Section 2(b)(i) hereof.

                  "EFFECTIVE TIME" means the date and time on which the Commission declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

                  "ELECTING HOLDER" has the meaning assigned thereto in Section 3(a)(ii) hereof.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

                  "FILING DEADLINE DATE" means the 45th calendar day following the Closing Date.

                  "HOLDER" means, when used with respect to any Security, the record holder of such Security.

                  "NASD RULES" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

                  "NOTICE AND QUESTIONNAIRE" means a Selling Securityholder Questionnaire, substantially in the form of EXHIBIT A attached hereto, relating to the Securities.

                  "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                  "PROSPECTUS" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

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                  "PURCHASERS" means the Purchasers named on the signature pages of the Stock Purchase Agreement.

                  "REGISTRABLE SECURITIES" means only those Securities which are actually sold by Seller to a Purchaser pursuant to the Stock Purchase Agreement, and any securities issued thereon as a stock dividend or in connection with a stock split or recapitalization occurring prior to the filing of the shelf registration statement, or, if occurring following the filing of the Shelf Registration Statement, as contemplated by Rule 416 of the Securities Act;; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when they are no longer Restricted Securities.

                  "RESTRICTED SECURITIES" means any Securities except any such Securities that (i) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) have been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or are transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), or (iii) have otherwise been transferred and new Securities not subject to transfer restrictions under the Securities Act have been delivered by or on behalf of the Company.

                  "RULES AND REGULATIONS" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

                  "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

                  "SHELF REGISTRATION" means a registration effected pursuant to
Section 2 hereof.

                  "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

                  "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement, dated as of the date hereof, by and among Seller, the Company and the Purchasers.

                  2. SHELF REGISTRATION.

                  (a) The Company shall, (i) use its reasonable best efforts to file with the Commission on or prior to the Filing Deadline Date a Shelf Registration Statement covering the offer and sale of the Registrable Securities, and (ii) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Deadline Date; PROVIDED, HOWEVER, that no holder shall be entitled to be named as a selling securityholder in the Shelf


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Registration Statement or to use the Prospectus for resales of Registrable
Securities unless such holder is an Electing Holder. The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Shelf Registration Statement) the "Plan of Distribution" attached hereto as ANNEX A.

                  (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus to be usable by holders for resales of Registrable Securities until the earliest to occur of (A) the date which is 24 months after the date hereof,
(B) the date upon which all Registrable Securities registered under the Shelf Registration Statement have been sold thereunder, and (C) the date upon which all of the Securities cease to be Restricted Securities (such period being referred to herein as the "Effectiveness Period").

                  (c) If, without regard for the reason thereunder or efforts therefor (i) such Shelf Registration Statement covering the Registrable Securities is not filed with the Commission on or prior to the Filing Deadline Date, (ii) such Shelf Registration Statement covering the Registrable Securities is not declared effective by the Commission on or prior to the Effectiveness Deadline Date or (iii) after the Effective Time, such Shelf Registration Statement ceases for any reason to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities it is required to cover at any time prior to the expiration of the Effectiveness Period for more than an aggregate of 45 trading days (which need not be consecutive), excluding
(x) grace periods of not more than 15 trading days during which a post-effective amendment is required to be filed to include in the Shelf Registration Statement material information previously not included in the Shelf Registration Statement, or to correct a material misstatement set forth in the Shelf Registration Statement, in each case due to facts or circumstances arising subsequent to the effectiveness of the Shelf Registration Statement or any post-effective amendment thereto, or to otherwise provide information necessary to comply with Section 10(a)(3) of the Securities Act regarding the age of financial statements included therein, provided that the Company diligently prepares and files any such post-effective amendment as soon as practicable and diligently works to have any such post-effective amendment declared effective by the Commission and (y) grace periods of not more than 5 trading days for the preparation and filing with the Commission of any prospectus supplement (any such failure or breach described in clauses (i), (ii) or (iii) above being referred to as an "EVENT", and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 45 trading day-period is exceeded, being referred to as "EVENT DATE"), then in addition to any other rights the Electing Holders may have hereunder or under applicable law: (A) on each such Event Date, the Company shall become obligated to pay to each Electing Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Electing Holder for those Registrable Securities that are still owned by such Electing Holder on the Event Date; and (B) on each 30-day anniversary of each


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such Event Date (if the applicable Event shall not have been cured by such date)
until the applicable Event is cured, the Company shall become obligated to pay to each Electing Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Electing Holder for those Registrable Securities that are still owned by such Electing Holder on each such 30-day anniversary of the Event Date. The liquidated damages payable by the Company pursuant to the terms hereof shall apply with respect to periods following the Event Date on a daily pro-rata basis for any portion of a 30-day period prior to the cure of an Event. No such payments shall be payable in respect of any securities that are not Registrable Securities. Liquidated damages payments payable by the Company under this Section 2(c) shall be paid by the Company to each Electing Holder by wire transfer of immediately available funds not later than three Business Days following the first Event Date and, thereafter, not later than three Business Days following the end of each 30-day period and any portion of a 30-day period prior to the cure of an Event.

                  3. REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement, the following provisions shall apply:

                  (a) Not less than 20 calendar days prior to the Effective Time, the Company shall send the Notice and Questionnaire to the holders of Registrable Securities. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; PROVIDED, HOWEVER, holders of Registrable Securities shall have at least 10 calendar days from the date on which the Notice and Questionnaire is first sent to such holders to return a completed and signed Notice and Questionnaire to the Company. The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with this Section 3(a).

                  (b) The Company shall furnish to each Electing Holder no fewer than five Business Days prior to the initial filing of the Shelf Registration Statement, a copy of such Shelf Registration Statement, and shall furnish to such holders no fewer than two Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall reflect in each such document when so filed with the Commission such comments as such holders reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document. If the Shelf Registration Statement refers to any Electing Holder by name or otherwise as the holder of any securities of the Company, then such Electing Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Electing Holder, to the effect that the holding by such Electing Holder of such securities is not to be construed as a recommendation by such Electing Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Electing Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Electing Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Electing Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  (c) From the date hereof until the end of the Effectiveness Period, the Company shall (subject to paragraph (j) below) promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the


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Exchange Act and the respective Rules and Regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) each of the Prospectus and any amendment or supplement to the Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) Each Electing Holder shall promptly advise the Company in writing if changes in the Shelf Registration Statement or the Prospectus are required in order that disclosures made in the Shelf Registration Statement and Prospectus based upon information previously provided by the Electing Holder for use in the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they are made) not misleading. The Company shall promptly advise each Electing Holder in writing (which notice pursuant to clauses (iii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

                           (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) when the Commission notifies the Company whether there will be a "review" of the Shelf Registration Statement and whenever the Commission comments in writing on the Shelf Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Electing Holders that pertain to such holders as a selling stockholder or to the Plan of Distribution, but not information which the Company believes would constitute material and non-public information);

                           (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

                           (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                           (v) if changes in the Shelf Registration Statement or the Prospectus are required in order that the Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

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                  (e) The Company shall use its reasonable best efforts to
prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest practicable time.

                  (f) The Company shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

                  (g) The Company shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(d)(iii), Section 3(d)(iv) or Section 3(d)(v) above or any pending corporate development described in Section 3(j)) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

                  (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall, unless appropriate exemptions are available, (i) register or qualify the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long during the Effectiveness Period as may be necessary to enable any Electing Holder to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; PROVIDED, HOWEVER, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h), or (B) file any general consent to service of process in any jurisdiction where it is not then so subject.

                  (i) The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates shall meet the requirements of any securities exchange on which the Company's Common Stock is then listed and which certificates shall be in such permitted denominations as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

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                  (j) Upon the occurrence of any fact or event contemplated by
Section 3(d)(iii), Section 3(d)(iv) or Section 3(d)(v) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders in accordance with clauses (iii) through (v) of Section 3(d) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence, or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, the Company shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference therein for a period not to exceed 15 consecutive days (or 45 days in the aggregate in any calendar year) if there occurs or exists any pending corporate development the disclosure of which would, in the judgment of the Company, be harmful to the business, operations, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

                  (k) The Company shall comply with all applicable Rules and Regulations, and shall make generally available to all holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

                  (l) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration contemplated hereby.

                  4. REGISTRATION EXPENSES.

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Shelf Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses incurred in connection with compliance with securities or Blue Sky laws), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing or reproducing Prospectuses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of independent certified public


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accountants whose consent may be required, (v) Securities Act liability insurance, if the Company desires such insurance, and (vi) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Securities on the American Stock Exchange or such other stock exchange or trading system, if any, on which the Common Stock then trades. Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Securities being registered shall pay all commissions and underwriting discounts with respect to any Registrable Securities sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly).

                  5. INDEMNIFICATION AND CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any Shelf Registration Statement or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, HOWEVER, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; PROVIDED, FURTHER, HOWEVER, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final Prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement of a material fact contained in any Prospectus, or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission was cured in such final Prospectus or amendment or supplement thereto.

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                  (b) INDEMNIFICATION BY THE HOLDERS. Each Electing Holder
agrees, as a consequence of the inclusion of any of such holder's Registrable Securities in any Shelf Registration Statement, severally and not jointly, to
(i) indemnify and hold harmless the Company, its directors, its officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder for use therein and (ii) reimburse the Company and its directors and its officers who sign such Shelf Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be reimbursed by the indemnifying party if representation of any such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. Except as specified in the immediately preceding sentence, after notice from an indemnifying party to an indemnified party of such indemnifying party's election to assume the defense pursuant to the immediately preceding sentence, such indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of liability to the indemnified party under this Section 5 with respect to such action, except to the extent prejudicial to its ability to defend such action, and shall not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5 or with respect to any other action except to the extent the indemnifying party is materially prejudiced as a result of not receiving such notice. No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which


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indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 5 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 5(d) were determined by PRO RATA allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

                  (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

                  (f) The obligations of the Company under this Section 5 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.

                  6. RULES 144 AND 144A.

                  The Company agrees, for so long as any Registrable Securities remain outstanding and during any period in which the Company (a) is not subject to Section 13 or Section 15(d) of the Exchange Act, to make available, upon request of any holder of Registrable Securities, to such holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act, and (b) is subject to Section 13 or Section 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144 of the Securities Act.

                  7. MISCELLANEOUS.

                  (a) REMEDIES. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Purchasers or the holders of Registrable Securities for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any holder of Registrable Securities may obtain such relief as may be required to specifically enforce the Company's obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  (b) OTHER REGISTRATION RIGHTS. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that conflicts with the rights granted to the holders of Registrable Securities in this Agreement. The Company shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration Statement hereunder. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof other than any rights of the Seller which are being terminated in connection with the closing of the transactions contemplated by the Stock Purchase Agreement.

                  (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Electing Holders holding not less than 80% of the Registrable Securities then held by the Electing Holders at such time. In addition, no amendment to this Agreement that adversely discriminates against an Electing Holder shall be effective as to such Electing Holder without such Electing Holder's written consent.

                  (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be given as provided in the Stock Purchase Agreement.

                  (e) PARTIES IN INTEREST. The parties to this Agreement intend that all holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g) HEADINGS. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning, construction or interpretation hereof.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to provisions relating to conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.

                  (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (j) SURVIVAL. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such holder.

                  (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (Remainder of page intentionally left blank)

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                  IN WITNESS WHEREOF, the Company has caused this Registration Rights Agreement to be duly executed by its authorized signatory as of the date first indicated above.

                                   Very truly yours,

                                   OVERHILL FARMS, INC.
                                   2727 East Vernon Avenue
                                   Vernon, California  90058

                                   By:  ____________________________
                                   Name: James Rudis
                                   Title:  Chief Executive Officer and President


                                   With a copy to:

                                   Rutan & Tucker, LLP
                                   611 Anton Blvd., 14th Floor
                                   Costa Mesa, California  92626
                                   Fax:  (714) 546-9035
                                   Attn: Gregg Amber, Esq.

                  REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE


                  Please confirm by signing in the space provided below that the foregoing correctly sets forth the agreement between the Company and you.


Accepted and Agreed

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Name (Print)


By:
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     Name:
     Title:

Date:
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Address:
         --------------------------------------------

         --------------------------------------------

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Telephone:
           ------------------------------------------
Facsimile:
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E-mail:
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